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                                                                   Exhibit 10.52

                                FOURTH AMENDMENT
                                     TO THE
                      FISHER SCIENTIFIC INTERNATIONAL INC.
                         SAVINGS AND PROFIT SHARING PLAN

      WHEREAS, Fisher Scientific International Inc. desires to amend the Fisher Scientific International Inc. Savings and Profit Sharing Plan (the "Plan") to include FSI Receivables Corporation and Medical Analysis Systems, Inc. as participating companies in the Plan; and

      WHEREAS, Section 11.1 of the Plan grants the Administrative and Investment Committee (the "Committee") the authority to make amendments to the Plan which will not involve an estimated annual cost under the Plan in excess of $500,000;

      NOW,THEREFORE, it hereby is:

      RESOLVED THAT the Plan be hereby amended as follows:

1. Schedule I of the Plan is amended effective January 1, 2003, to include in the list of Participating Companies the following:

      "FSI Receivables Corporation, effective January 1, 2003"

2. Schedule I of the Plan is amended effective January 1, 2003, to include in the list of Participating Companies the following:

      "Medical Analysis Systems, Inc., effective January 1, 2003"

      IN WITNESS WHEREOF, the Fisher Scientific International Inc. Savings and Profit Sharing Plan is amended the 20 day of December, 2002.

                                        ADMINISTRATIVE AND INVESTMENT COMMITTEE

                                        /s/ Paul M. Meister
                                        ------------------------------------
                                        Paul M. Meister

                                        /s/ Todd M. DuChene
                                        ------------------------------------
                                        Todd M. DuChene